                                  AMENDMENT
                                  ---------

      AMENDMENT  made as of August 28, 2002 to the Global  Custodial  Services
Agreement dated May 3, 2001 (the "Custody  Agreement") between each respective investment  company  that is a party to the  Agreement as listed in Appendix A to the  Agreement  and in Appendix A hereto (each  hereinafter  returned to as the "Fund")  individually  and severally,  and not jointly and severally,  and
Citibank, N.A ("Custodian").
                                 WITNESSETH:

      WHEREAS,  the Fund and Custodian  desire to amend the Custody  Agreement to add to the Custody Agreement the investment  companies listed in Section 1.
below,  effective  October  4,  2002  or such  later  date  that  is  mutually agreeable to the Fund and the  Custodian,  but in no event later than December
31, 2002;

      NOW, THEREFORE, the Fund and Custodian hereby agree as follows:

   1. The  following  investment  companies  are  added to  Appendix  A to the
   Custody Agreement:

           --------------------------------------------------------
                                  Fund Name
           --------------------------------------------------------
           --------------------------------------------------------
           Oppenheimer Series Fund, Inc. for the account of
           Oppenheimer  Disciplined Allocation Fund
           --------------------------------------------------------
           --------------------------------------------------------
           Oppenheimer Trinity Core Fund
           --------------------------------------------------------
           --------------------------------------------------------
           Oppenheimer Global Growth & Income Fund
           --------------------------------------------------------
           --------------------------------------------------------
           Oppenheimer Europe Fund
           --------------------------------------------------------
           --------------------------------------------------------
           Oppenheimer Growth Fund
           --------------------------------------------------------
           --------------------------------------------------------
           Oppenheimer Capital Income Fund
           --------------------------------------------------------
           --------------------------------------------------------
           Oppenheimer Trinity Large Cap Growth Fund
           --------------------------------------------------------
           --------------------------------------------------------
           Bond Fund Series for the account of Oppenheimer
           Convertible Securities Fund
           --------------------------------------------------------
           --------------------------------------------------------
           Oppenheimer Series Fund, Inc. for the account of
           Oppenheimer Value Fund
           --------------------------------------------------------
           --------------------------------------------------------
           Oppenheimer Trinity Value Fund
           --------------------------------------------------------
           --------------------------------------------------------
           Oppenheimer Gold & Special Minerals Fund
           --------------------------------------------------------
           --------------------------------------------------------
           Oppenheimer Total Return Fund, Inc.
           --------------------------------------------------------
           --------------------------------------------------------
           Oppenheimer Discovery Fund
           --------------------------------------------------------
           --------------------------------------------------------
           Oppenheimer Select Managers for the account of Mercury
           Advisors S&P 500 Index Fund
           --------------------------------------------------------
           --------------------------------------------------------
           Oppenheimer Select Managers for the account of Mercury
           Advisors Focus Growth Fund
           --------------------------------------------------------
           --------------------------------------------------------
           Oppenheimer Select Managers for the account of QM
           Active Balanced Fund
           --------------------------------------------------------
           --------------------------------------------------------
           Oppenheimer Select Managers for the account of
           Jennison Growth Fund
           --------------------------------------------------------
           --------------------------------------------------------
           Oppenheimer Select Managers for the account of Salomon
           Brothers Capital Fund
           --------------------------------------------------------
           --------------------------------------------------------
           Oppenheimer Select Managers for the account of
           Gartmore Millenium Growth Fund II
           --------------------------------------------------------
           --------------------------------------------------------
           Oppenheimer Special Value Fund
           --------------------------------------------------------
           --------------------------------------------------------
           Oppenheimer Main Street Funds, Inc. for the account of
           Oppenheimer Main Street Growth & Income Fund
           --------------------------------------------------------
           --------------------------------------------------------
           Oppenheimer Concentrated  Growth Fund
           --------------------------------------------------------
           --------------------------------------------------------
           Oppenheimer Emerging Growth Fund
           --------------------------------------------------------
           --------------------------------------------------------
           Oppenheimer Main Street Opportunity Fund
           --------------------------------------------------------
           --------------------------------------------------------
           Oppenheimer MidCap Fund
           --------------------------------------------------------
           --------------------------------------------------------
           Oppenheimer Emerging Technologies Fund
           --------------------------------------------------------
           --------------------------------------------------------
           Oppenheimer Trinity Large Cap Growth Fund
           --------------------------------------------------------
           --------------------------------------------------------
           Oppenheimer Enterprise Fund
           --------------------------------------------------------

 2. This  Amendment  may be  executed in any number of  counterparts,  each of which  shall  be  deemed  to be an  original,  but such  counterparts,  shall, together, constitute only one amendment.

3. All other  provisions  of the  Custody  Agreement  remain in full force and effect. As amended,  this Custody  Agreement  constitutes the entire agreement between the Fund and the Custodian  with respect to the subject matter hereof, and no provision in the Custody  Agreement  between the Fund and the Custodian shall affect the duties and obligations of the Custodian hereunder,  nor shall any  provision  in this  Amendment  affect  the duties of  obligations  of the
Custodian under the Custody Agreement.

IN WITNESS  WHEREOF,  the Fund and Custodian  have caused this Amendment to be executed by their respective  officers,  thereunto duly authorized,  as of the day and year first above written.

                                    OPPENHEIMERFUNDS, INC.

                              By:_________________________________
                                    Title:  Senior Vice  President and General
                                    Counsel,  on  behalf  of  each  investment
                                    company  listed in  Appendix  A hereto and
                                    Section   1.   above,   individually   and
                                    severally, and not jointly and severally

                                    CITIBANK, N.A.

                                    By:_________________________________

                                    Title:______________________________

I:/LEGAL/CUSTODY/Custody Agreement Citibank Amendment 2002 August 28

                                                            APPENDIX A
                                                            ----------
  FUND     ACCOUNT #   ACCOUNT NAME
                       ------------

150       099920       Centennial Money Market Trust
160       099862       Centennial Tax Exempt Trust
170       099975       Centennial Government Trust
180       845873       Centennial California Tax Exempt Trust
200       345246       Oppenheimer Money Market Fund
220       847143       Oppenheimer U.S. Government Trust
310       347080       Oppenheimer Municipal Bond Fund
360       847141       Oppenheimer New York Municipal Fund
395       847331       Oppenheimer New Jersey Municipal Fund
416       849286       Oppenheimer Core Plus Fund
740       845861       Oppenheimer Pennsylvania Municipal Fund
755       849103       Oppenheimer Capital Preservation Fund
760       845764       Oppenheimer Cash Reserves
780       845766       Centennial New York Tax Exempt Trust
790       845767       Oppenheimer California Municipal Fund
795       847279       Oppenheimer Florida Municipal Fund
855       846077       Oppenheimer Limited Term Government Fund
860       846078       Oppenheimer Intermediate Municipal Fund
870       846080       Centennial America Fund
351       849393       Oppenheimer Legacy Program/Growth Pool
352       849394       Oppenheimer Legacy Program/Income Pool
353       849396       Oppenheimer Legacy Program/Money Pool

OPPENHEIMER ROCHESTER FUNDS
---------------------------

  FUND     ACCOUNT #   ACCOUNT NAME
                       ------------

355       847622       Limited Term New York Municipal Fund
365       847621       Rochester Fund Municipals

                           OPPENHEIMER QUEST FUNDS
                           -----------------------

  FUND     ACCOUNT #         ACCOUNT NAME
                             ------------

225       847940       Oppenheimer Quest Value
236       847941       Oppenheimer Quest Opportunity Value
251       847942       Oppenheimer Quest Small Cap Value
254       847945       Oppenheimer Quest Global Value
257       847943       Oppenheimer Quest Balanced Value Fund